Exhibit 31.2

CERTIFICATION

REQUIRED BY RULE 13a-14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934
CERTIFICATION

OF CHIEF FINANCIAL OFFICER
I, Michael R. Bogansky,

certify that:

1.

I have reviewed this quarterly report on Form 10-Q of Marlin Business Services Corp.;
2.

Based on

my knowledge,

this report

does not

contain any

untrue statement

of a

material fact

or omit

to state

a material

fact
necessary to make the statements made, in light of the

circumstances under which such statements were made, not

misleading
with respect to the periods covered by this report;

3.

Based on my

knowledge, the financial

statements, and other

financial information included

in this report,

fairly present in

all
material

respects

the

financial

condition,

results

of

operations

and

cash

flows

of

the

registrant

as

of,

and

for,

the

periods
presented in this report;

4.

The

registrant’s

other

certifying

officer(s)

and

I

are

responsible

for

establishing

and

maintaining

disclosure

controls

and
procedures

(as

defined

in

Exchange

Act

Rules 13a-15(e)

and

15d-15(e))

and

internal

control

over

financial

reporting

(as
defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure

controls and procedures,

or caused such disclosure

controls and procedures

to be designed
under

our

supervision,

to

ensure

that

material

information

relating

to

the

registrant,

including

its

consolidated
subsidiaries, is made

known to us

by others within

those entities, particularly

during the periods in

which this report
is being prepared;

b)
Designed such internal control over

financial reporting, or caused such

internal control over financial reporting

to be
designed under

our supervision,

to provide

reasonable assurance

regarding the

reliability of

financial reporting

and
the

preparation

of

financial

statements

for

external

purposes

in

accordance

with

generally

accepted

accounting
principles;
c)
Evaluated

the

effectiveness

of

the

registrant’s

disclosure

controls

and

procedures

and

presented

in

this

report

our
conclusions about the effectiveness

of the disclosure controls

and procedures as of

the end of the periods

covered by
this report based on such evaluation; and
d)
Disclosed in

this report

any change

in the

registrant’s

internal control

over financial

reporting that

occurred during
the registrant’s

most recent

fiscal quarter

(the registrant’s

fourth

fiscal quarter

in the

case of

an annual

report) that
has

materially

affected,

or

is

reasonably

likely

to

materially

affect,

the

registrant’s

internal

control

over

financial
reporting; and
5.

The registrant’s

other certifying

officer(s) and

I have

disclosed, based

on our

most recent

evaluation of

internal control

over
financial

reporting,

to

the

registrant’s

auditors

and

the

audit

committee

of

the

registrant’s

board

of

directors

(or

persons
performing the equivalent functions):

a)
All

significant

deficiencies

and

material

weaknesses

in

the

design

or

operation

of

internal

control

over

financial
reporting

which

are reasonably

likely to

adversely affect

the registrant’s

ability to

record, process,

summarize

and
report financial information; and

b)
Any fraud, whether

or not material, that

involves management or other

employees who have a

significant role in

the
registrant’s internal control

over financial reporting.

Date: October 29, 2021

/s/ Michael R. Bogansky

Michael R. Bogansky

Chief Financial Officer and Senior Vice

President
Principal Financial Officer